173908.1
173908.1
                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to Section 14a-12


                               BALCHEM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

         1)      Title of each class of securities to which transaction applies:
                 N/A

         2)      Aggregate number of securities to which transaction applies:
                 N/A

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 N/A

         4)      Proposed maximum aggregate value of transaction:
                 N/A

         5)      Total fee paid:
                 N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:  N/A
         2)       Form, Schedule or Registration Statement No.: N/A
         3)       Filing Party:  N/A
         4)       Date Filed:  N/A

                       [LETTERHEAD - BALCHEM CORPORATION]


                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 21, 2002
                    ----------------------------------------



         TO OUR STOCKHOLDERS:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BALCHEM CORPORATION will be held in the Board of Governors Room, 13th floor, the American Stock Exchange, 86 Trinity Place, New York, New York, on Friday, June 21, 2002 at 11:00 a.m. for the following purposes:

         1. To elect two Class 3 directors to the Board of Directors to serve until the annual meeting of Stockholders in 2005 and until their respective successors are elected and qualify.

         2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Information with respect to the above matters is set forth in the Proxy Statement, which accompanies this Notice.

         Only stockholders of record on April 11, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

         We hope that all stockholders who can conveniently do so will attend the Meeting. Stockholders who do not expect to be able to attend the Meeting are requested to fill in, date and sign the enclosed proxy and promptly return the same in the stamped, self-addressed envelope enclosed for your convenience. Stockholders who are present at the Meeting may withdraw their proxies and vote in person, if they so desire.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                     /s/ Dino A. Rossi
                                                     ------------------------
                                                     Dino A. Rossi, President


Dated: April 26, 2002




  P.O. Box 175, Slate Hill, New York 10973 Tel: 845.355.5300 Fax: 845.355.6528
                                www.balchem.com

                                 PROXY STATEMENT

                               BALCHEM CORPORATION


                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Balchem Corporation (the "Company") for the 2002 Annual Meeting of Stockholders (sometimes referred to herein as the "Annual Meeting" or as the "Meeting"). This Proxy Statement and a proxy card are expected to be mailed to stockholders beginning on or about April 26, 2002.

         You can ensure that your shares are voted at the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Sending in a signed proxy will not affect your right to attend the Meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by submitting another proxy bearing a later date or by notifying the Inspectors of Election or the Secretary of the Company in writing prior to the Annual Meeting of such revocation. Proxies may be solicited, without additional compensation, by directors, officers and other regular employees of the Company by telephone, telefax or in person. All expenses incurred in connection with this solicitation will be borne by the Company.

                              ELECTION OF DIRECTORS

         The Company's By-laws provide, effective with the Annual Meeting, for a staggered term Board of Directors consisting of five (5) members, with the classification of the Board of Directors into three classes (Class 1, Class 2 and Class 3). The term of the three current incumbent Class 3 directors will expire at the Annual Meeting. The Class 1 and Class 2 directors will remain in office until their terms expire, at the annual meetings of stockholders to be held in the years 2003 and 2004, respectively. One current Class 3 director, John E. Beebe, will retire effective on the date of the Annual Meeting and the number of Class 3 directors authorized by the Company's By-laws has, effective on the date of the Annual Meeting, been reduced to two.

         Accordingly, at the 2002 Annual Meeting, two Class 3 directors are to be elected to hold office until the annual meeting of stockholders to be held in 2005 and until their successors have been elected and qualify. The nominees listed below with brief biographies, are all currently directors of the Company. The Board is not aware of any reason why such nominees may be unable to serve as a director. If either or both of such nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such other person or persons, as the case may be, as the Board may recommend.

Recommendation of the Board of Directors Concerning the Election of Directors

         The Board of Directors of the Company recommends a vote For the election of Hoyt Ammidon, Jr. and Francis X. McDermott as Class 3 directors to hold office until the Annual Meeting of Stockholders for the Year 2005 and until their successors are elected and qualify. Proxies received by the Company will be so voted unless such proxies withhold authority to vote for such nominees.

                        DIRECTORS AND EXECUTIVE OFFICERS

Information Relating to Nominees for Election as Director

     Hoyt Ammidon, Jr., age 64, has been a director of the Company since October 2001. Since November 1994, he has been a Managing Director of Berkshire Capital Corporation (BCC), where he leads BCC's international group and offshore marketing and client servicing efforts. He previously held positions as President of the US brokerage and investment subsidiary of Cazenove, Inc., Managing Director of Chase Manhattan Investment Bank's merger and acquisition division, and Senior Vice President of E.F. Hutton Company's corporate finance department. Mr. Ammidon is currently a Director of Tetra Technologies, Inc. a publicly traded company.

     Francis X. McDermott, age 68, has been a director of the Company since 1992. Mr. McDermott is retired. He was President of the Specialty Chemicals Group of Merck & Co., Inc. from 1985 through 1992.

Directors

         In addition to Messrs. Ammidon and McDermott, the Company's Board of Directors includes the following members:

         Dino A. Rossi, age 47, has been a director of the Company since 1997. Mr. Rossi has been President and Chief Executive Officer of the Company since October 1997, Chief Financial Officer of the Company since April 1996 and Treasurer of the Company since June 1996. He was Vice President, Finance and Administration of Norit Americas Inc., a wholly-owned subsidiary of Norit N.V., a chemicals company, from January 1994 to February 1996, and Vice President, Finance and Administration of Oakite Products Inc., a specialty chemicals company, from 1987 to 1993.

         John E. Beebe, age 79, has been a director of the Company since 1986. Mr. Beebe is retired. Mr. Beebe was Chairman Emeritus of Scott Macon, Ltd. from August 1990 to June 1991 and was Chairman of Scott Macon Ltd. from September 1, 1985 to August 1990. Mr. Beebe will retire from the Board effective on the date of the Annual Meeting.

         Kenneth P. Mitchell, age 62, has been a director of the Company since 1993. Mr. Mitchell is retired. He was Chief Executive Officer of Oakite Products Inc. from 1986 to 1993. Since February 1997, he has been a director of Tetra Technologies, Inc., a publicly traded company.

         Israel Sheinberg, age 69, has been a director of the Company since 1991. Since 1991, Mr. Sheinberg has been the principal of Sheinberg Associates, an independent technical and management consultant.


         Messrs. Ammidon and McDermott are the Class 3 Directors whose terms expire in connection with the year 2002 Annual Meeting. Mr. Beebe is retiring effective on the date of the Annual Meeting and Messrs. Ammidon and McDermott are the nominees for election for a term expiring in connection with the year 2005 annual meeting. Mr. Rossi is a Class 1 Director whose current term expires in connection with the 2004 Annual Meeting and Messrs. Mitchell and Sheinberg are Class 2 Directors whose current terms expire in connection with the 2003 Annual Meeting. There are no family relationships between any of the directors or executive officers of the Company.

Executive Officers

         Set forth below is certain information concerning the executive officers of the Company (other than Mr. Rossi, whose background is described above under the caption "Information Relating to Nominee for Election as Director"), which officers serve at the discretion of the Board of Directors:

         Francis J. Fitzpatrick, CPA, age 41, has been Controller of the Company since April 1997, and an executive officer and Assistant Secretary of the Company since June 1998. He was Director of Financial Operations/Controller of Alliance Pharmaceutical Corp., a pharmaceuticals company, from September 1989 through March 1997.

         David F. Ludwig, age 44, has been Vice President and General Manager, ARC Specialty Products since July 1999 and an executive officer of the Company since June 2000. He was Vice President and General Manager of Scott Specialty Gases, a manufacturer of high purity gas products and specialty gas blends, from September 1997 to June 1999. From 1986 to 1997 he held various international and domestic sales management and marketing management positions with Engelhard Corporation's Pigments and Additives Division.

         Winston A. Samuels, Ph.D., age 50, has been Vice President and General Manager, Encapsulate Products since September 1998 and an executive officer of the Company since June, 1999. He was Growth and Commercial Development Director for Solutia Inc. (a spin-off of Monsanto Co.), a manufacturer of ingredients for food, pharmaceutical and nutritional products, from 1997 to 1998. From 1986 to 1997 he was involved in key new product introductions, business management and global business growth for Monsanto Co.

         Patricia Siuta-Cruce, Ph.D., age 48, has been Vice President, Technology since June 2000 and an executive officer of the Company since June 2001. She was Vice President, Director of Technical Applications with IFF, Vice President, Skin Care Product Development for Revlon, and has held several senior level management positions within Unilever.

          -------------------------------------------------------------

Meetings and Compensation of Directors

         During fiscal 2001, the Board of Directors met five times. Each director attended at least 75% of the meetings of the Board held when he was a director and of all meetings of those Committees of the Board on which he served. For 2001, the Company paid each of its directors, other than Mr. Rossi, an annual fee of $5,000, and $2,400 for each Board Meeting and $500 for each Committee meeting attended, respectively, plus expenses. The Board of Directors has approved, commencing in 2002, that the Company pay to each of the directors, other than Mr. Rossi, an annual fee of $5,000, and $3,000 for each Board Meeting and $500 for each Committee meeting attended (or $750 in the case of Audit
Committee and Compensation Committee meetings or $1,000 in the case of the chairpersons of the Audit Committee or Compensation Committee), respectively, plus expenses. Each director also received non-qualified stock options to purchase 4,212 shares of the Company's Common Stock (at an exercise price of $21.35 per share), with the exception of Mr. Ammidon who received stock options to purchase 702 shares of the Company's Common Stock (at an exercise price of $21.35 per share), which numbers of shares were determined in accordance with an earnings-based formula consistent with that originally set forth in the Company's 1994 Stock Option Plan for Directors. See "Stock Option Plans" below. In addition, Mr. Ammidon received stock options to purchase 1,000 shares of the Company's Common Stock (at an exercise price of $21.15 per share) upon being appointed to the Board of Directors in October 2001. The Company does not pay any other direct or indirect compensation to directors in their capacity as such.

Committees of the Board of Directors

         The Company's Board of Directors has a standing Audit Committee and a standing Compensation Committee, as well as an Executive Committee, and Directors Planning Committee. The members of each Committee are appointed by the Board of Directors. In 2001, the Director Planning, Audit Committee and Compensation Committees each held two meetings. Mr. Rossi is an ex-officio, nonvoting, member of all Committees.

         Audit Committee. The Audit Committee is responsible for retaining the Company's independent accountants and consulting with them regarding the scope and timing of their audit, and the accountants' report concerning the Company's audited financial statements and the Company's internal accounting controls. The duties of the Audit Committee are set forth in its Charter, as adopted by the Board of Directors. The report of the Audit Committee is set forth below under "Independent Public Accountants".

         The current members of the Audit Committee are Messrs. Beebe, Ammidon and Sheinberg. Mr. Beebe will retire from the Board effective June 21, 2002, at which time another Director will be appointed to this Committee.


         Compensation Committee. The duties of the Compensation Committee are to
(i) recommend to the Board of Directors a compensation program, including incentives, for the Chief Executive Officer and other senior officers of the Company, for approval by the full Board of Directors, (ii) prepare an Annual Report of the Compensation Committee for inclusion in the Company's Proxy Statement as contemplated by the requirements of Schedule 14A of the Securities Exchange Act of 1934, as amended, (iii) propose to the full Board of Directors the compensation of directors, a significant part of which compensation is to be in the form of stock or stock options, and (iv) to administer the Company's 1999 Stock Plan.

         The  current  members  of  the   Compensation   Committee  are  Messrs.
McDermott, Mitchell and Sheinberg. See "Report of the Compensation Committee of the Board of Directors" below.

         Executive Committee. This Committee is authorized to exercise all the powers of the Board of Directors in the interim between meetings of the Board, subject to the limitations imposed by Maryland law. The Executive Committee is also responsible for the recruitment, evaluation and selection of suitable candidates for the position of Chief Executive Officer ("CEO"), for approval by the full Board, for the preparation, together with the Compensation Committee, of objective criteria for the evaluation of the performance of the CEO, and for reviewing the CEO's plan of succession for officers of the Company.

         The current members of the Executive Committee are Messrs. McDermott, Mitchell, and Ammidon. Mr. Beebe will retire from the Board effective June 21, 2002, at which time another Director will be appointed to this Committee.


         Directors Planning  Committee.  The duties of this Committee include to
(i) recruit and evaluate new candidates for possible nomination by the full Board for election as directors, (ii) prepare and update an orientation program for new directors, (iii) evaluate the performance of current directors in connection with the expiration of their term in office, to provide advice to the full Board in its determination of whether to nominate any such director for reelection, and (v) review and recommend policies on director retirement age. This Committee does not act as a nominating committee with respect to the Board of Directors or the Committees thereof.

         The current members of the Directors Planning Committee are Messrs. McDermott, Mitchell and Sheinberg.

Compensation of Executive Officers

         The following table sets forth information concerning the compensation for services to the Company during each of the fiscal years ended December 31, 2001, 2000, and 1999 for Dino A. Rossi, the Company's President and Chief Executive Officer, and each other executive officer of the Company whose annual salary and bonus compensation with respect to the 2001 calendar year exceeded $100,000 (the "Named Executive Officers"):


                                 SUMMARY COMPENSATION TABLE



                                                                                         Long Term
                                                                                       Compensation
                                                       Annual Compensation                Awards
                                            ----------------------------------------------------------
                                                                          Securities
                                                                         Other Annual    Underlying       All Other
Name                               Year        Salary          Bonus     Compensation     Options        Compensation
-----------------------------------------------------------------------------------------------------------------------
Dino A. Rossi                      2001     $  194,700      $ 197,914   $   6,000 (1)     20,000        $   14,888 (4)
   CEO                             2000     $  194,700      $  87,970   $   3,709 (2)      7,000        $   12,725 (5)
                                   1999     $  171,392      $  73,838   $   2,803 (3)      5,000        $   10,729 (6)

Francis J. Fitzpatrick             2001     $   98,827      $  45,371   $   6,000 (7)     10,000        $    8,512 (8)
   Corporate Controller            2000     $   90,000      $  31,416   $      --          9,500        $    6,949 (9)
                                   1999     $   83,531      $  17,868   $      --          4,000        $    6,423 (10)

David F. Ludwig                    2001     $  142,500      $  30,025   $   3,593 (11)     9,000        $   10,317 (14)
   Vice President/GM               2000     $  138,000      $  44,616   $   5,274 (12)     9,000        $    4,802 (15)
   ARC Specialty Products          1999     $   62,000         17,745   $   2,180 (13)    15,800        $      735 (16)

Winston A. Samuels                 2001     $  175,154      $  69,990   $   1,049 (17)    10,000        $    7,100 (20)
   Vice President/GM               2000     $  169,000      $  48,806   $   2,110 (18)    10,000        $    6,655 (21)
   Encapsulates                    1999     $  138,269      $  35,090   $  29,307 (19)     3,000        $    5,370 (22)

Patricia Siuta-Cruce*              2001     $  147,862      $  57,144   $   8,400 (23)     7,000        $   10,317 (25)
    Vice President,                2000     $   75,365      $  30,848   $   4,900 (24)    27,000        $    4,691 (26)
    Technology

--------------------

*Ms. Siuta-Cruce' employment commenced on June 12, 2000.

(1)  Includes $6,000 in automobile lease payments by the Company.
(2)  Includes $3,709 in automobile lease payments by the Company.
(3)  Includes $2,803 in automobile lease payments by the Company.
(4) Includes $4,113 in life/disability insurance premium payments and $3,675 in 401(k) and $7,100 in profit sharing contributions made by the Company to Mr. Rossi's account under the Company's combined 401(k)/profit sharing plan.
(5) Includes $3,675 in 401(k) and $9,050 in profit sharing contributions made by the Company to Mr. Rossi's account under the Company's combined 401(k)/profit sharing plan.
(6) Includes $3,500 in 401(k) and $7,229 in profit sharing contributions made by the Company to Mr. Rossi's account under the Company's combined 401(k)/profit sharing plan.
(7)  Includes  $6,000 in  automobile  allowance  payments  by the  Company.
(8) Includes $3,675 in 401(k) and $4,836 in profit sharing contributions made by the Company to Mr. Fitzpatrick's account under the Company's combined 401(k)/profit sharing plan.

(9) Includes $3,675 in 401(k) and $3,274 in profit sharing contributions made by the Company to Mr. Fitzpatrick's account under the Company's combined 401(k)/profit sharing plan.
(10) Includes $3,500 in 401(k) and $2,923 in profit sharing contributions made by the Company to Mr. Fitzpatrick's account under the Company's combined 401(k)/profit sharing plan.
(11) Includes $3,593 in automobile lease payments by the Company.
(12) Includes $5,274 in automobile lease payments by the Company.
(13) Includes $2,180 in automobile lease payments by the Company.
(14) Includes $3,675 in 401(k) and $6,642 in profit sharing contributions made by the Company to Mr. Ludwig's account under the Company's combined 401(k)/profit sharing plan.
(15) Includes $2,600 in 401(k) and $2,202 in profit sharing contributions made by the Company to Mr. Ludwig's account under the Company's combined 401(k)/profit sharing plan.
(16) Includes $735 in 401(k) contributions made by the Company to Mr. Ludwig's account under the Company's combined 401(k)/profit sharing plan.
(17) Includes $1,049 in automobile lease payments by the Company.
(18) Includes $2,110 in automobile lease payments by the Company.
(19) Includes $1,049 in automobile lease payments by the Company and $28,285 in moving expenses.
(20) Includes $7,100 in profit sharing contributions made by the Company to Dr. Samuel's account under the Company's combined 401(k)/profit sharing plan.
(21) Includes $6,655 in profit sharing contributions made by the Company to Dr. Samuel's account under the Company's combined 401(k)/profit sharing plan.
(22) Includes $5,370 in profit sharing contributions made by the Company to Dr. Samuel's account under the Company's combined 401(k)/profit sharing plan.
(23) Includes $8,400 in automobile allowance payments by the Company.
(24) Includes $4,900 in automobile allowance payments by the Company.
(25) Includes $3,675 in 401(k) and $6,642 in profit sharing contributions made by the Company to Ms. Siuta-Cruce's account under the Company's combined 401(k)/profit sharing plan.
(26) Includes $1,837 in 401(k) and $2,854 in profit sharing contributions made by the Company to Ms. Siuta-Cruce's account under the Company's combined 401(k)/profit sharing plan.

Stock Option Plans

         In 1999, the Company adopted the Balchem Corporation 1999 Stock Plan (the "1999 Stock Plan") for officers, directors, directors emeritus and employees of and consultants to the Company and its subsidiaries. Under the 1999 Stock Plan, the officers and other employees of the Company and any present or future parent or subsidiaries of the Company (collectively, "Related Companies") may be granted options to purchase Common Stock of the Company which qualify as "incentive stock options" ("ISO" or "ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); directors, officers, employees, and directors emeritus of and consultants to the Company and Related Companies may be granted options to purchase Common Stock which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and directors, officers, employees, and directors emeritus of and consultants to the Company and Related Companies may be granted the right to make direct purchases of Common Stock from the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options." Options and Purchases are referred to hereinafter collectively as "Stock Rights." The 1999 Stock Plan reserves an aggregate of 600,000 shares of the Company's Common Stock ("Common Stock") for issuance under the plan.

         The 1999 Stock Plan is administered by the Board of Directors of the Company or, if the Board of Directors so determines, the Compensation Committee thereof. Subject to the terms of the 1999 Stock Plan, the Board (or the Committee, as the case may be), has the authority to determine to whom Stock Rights shall be granted (subject to certain eligibility requirements for grants of ISOs), the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, and other terms and provisions governing the Stock Rights, as well as the restrictions, if any, applicable to shares of Common Stock issuable upon exercise of Stock Rights. The exercise price per share specified in the agreement relating to each ISO granted under the 1999 Stock Plan may not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Company, the price per share specified in the agreement relating to such ISO may not be less than 110% of the fair market value per share of Common Stock on the date of grant. In addition, each eligible employee may be granted ISOs only to the extent that, in the aggregate under the 1999 Stock Plan and all incentive stock option plans of the Company and any Related Company, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase, pursuant to the exercise of ISOs (whether under the 1999 Stock Plan or any other plan), more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. The 1999 Stock Plan requires that each Option shall expire on the date specified by the Compensation Committee or the Board, but not more than ten years from its date of grant. However, in the case of any ISO granted to an employee or officer owning more than 10% of the total combined voting power of all classes of stock of the Company or any Related Company, the ISO will expire no more than five years from its date of grant. In 2001, options to purchase an aggregate of 179,662 shares at a weighted average exercise price of $18.96 per share were granted under the 1999 Stock Plan. At December 31, 2001, options to purchase an aggregate of 331,317 shares were outstanding pursuant to the 1999 Stock Plan, of which options for an aggregate of 118,917 shares were then exercisable.

         The 1999 Stock Plan replaced the Company's 1994 Incentive Stock Option Plan, as amended (the "ISO Plan"), and its non-qualified 1994 Stock Option Plan for Directors, as amended (the "Non-Qualified Plan"), both of which expired on June 24, 1999. Unexercised options granted under the ISO Plan and the Non-Qualified Plan prior to such termination are exercisable in accordance with their respective terms until their respective expiration dates.

         The ISO Plan provided for the grant of ISO's to officers and other key employees. Such options are exercisable at a price equal to the fair market value of the Common Stock on the date of grant. An aggregate of 581,250 shares of Common Stock had been reserved for issuance upon exercise of options granted under the ISO Plan. At December 31, 2001, options to purchase an aggregate of 157,065 shares were outstanding pursuant to the ISO Plan, of which options for an aggregate of 152,065 shares were then exercisable. Options granted under the ISO Plan may be exercised, upon and subject to the vesting thereof, in whole or part, at any time and from time to time, between the first and tenth anniversary of the date of grant.

         The ISO Plan also provided that if options granted to an employee permit the employee to purchase shares having an aggregate market value (determined at the time of grant) in excess of $100,000 in any year in which the option as it applies to such shares first becomes exercisable, then the portion of such options in excess of such $100,000 limitation will not be incentive stock options and will not be entitled to the favorable income tax treatment afforded to grantees of incentive stock options.

         The Non-Qualified Plan provided for the grant of stock options to directors, directors emeritus and other employees and consultants of the Company, which options do not qualify as incentive stock options. The
Non-Qualified Plan provided that, on each December 31, each director and director emeritus shall, subject to the limitations set forth therein, be granted options thereunder to purchase that number of shares of Common Stock which is equal to the maximum number of shares for which options were granted in 1996 (i.e., 1,588) multiplied by the quotient obtained by dividing (i) the net earnings after taxes of the

Company for the year then ended by (ii) the net earnings after taxes of the Company for 1996, rounded to the nearest whole number of shares. The option exercise price is the reported closing price per share of the Common Stock on the last trading date of the year in which such December 31 falls. Such options are exercisable for a ten-year period from the date of grant. Employees and consultants of the Company were also granted non-qualified stock options under the Non-Qualified Plan in an amount and on such other terms and conditions as the Board of Directors determined, provided that the exercise price of such options was equal to the reported closing price of the Common Stock on the date of grant of the options. Any such options expire no later than ten years from the date of grant. An aggregate of 678,000 shares of Common Stock had been reserved for issuance upon exercise of options granted under the Non-Qualified Plan. At December 31, 2001, options to purchase an aggregate of 55,990 shares were outstanding under the Non-Qualified Plan, of which options to purchase an aggregate of 55,990 shares were then exercisable.

OPTIONS GRANTED IN LAST FISCAL YEAR

         The following table sets forth certain information concerning options granted to the Named Executive Officers during 2001:


                                              Individual Grants
                         ---------------------------------------------------------
                         Number of
                         Shares         % of Total
                         Under-lying    Options
                         Options        Granted To       Exercise                 Grant Date
                         Granted        Employees In      Price      Expiration   Present Value
Name                                    2001            ($/Share)       Date      (1)

-------------------------------------------------------------------------------------------------
Dino A. Rossi              20,000 (2)       12.9%        $ 21.15      10/25/11      $ 228,800
Francis J. Fitzpatrick     10,000 (3)        6.5%        $ 21.15      10/25/11      $ 114,400
David F. Ludwig             9,000 (4)        5.8%        $ 21.15      10/25/11      $ 102,960
Winston A. Samuels         10,000 (5)        6.5%        $ 21.15      10/25/11      $ 114,400
Patricia Siuta-Cruce        7,000 (6)        4.5%        $ 21.15      10/25/11      $  80,080

---------

(1) The value of options granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants: dividend yield of 0.50%; expected volatility of 49%; risk-free rate of return of 4.4% and expected life of five years.
(2) Of such options, options for 4,000 shares (20%), 8,000 shares (40%), and 8,000 shares (40%) vest on October 25, 2002, 2003, and 2004 respectively.
(3) Of such options, options for 2,000 shares (20%), 4,000 shares (40%), and 4,000 shares (40%) vest on October 25, 2002, 2003, and 2004 respectively.
(4) Of such options, options for 1,800 shares (20%), 3,600 shares (40%), and 3,600 shares (40%) vest on October 25, 2002, 2003, and 2004 respectively.
(5) Of such options, options for 2,000 shares (20%), 4,000 shares (40%), and 4,000 shares (40%) vest on October 25, 2002, 2003, and 2004 respectively.
(6) Of such options, options for 1,400 shares (20%), 2,800 shares (40%), and 2,800 shares (40%) vest on
         October 25, 2002, 2003, and 2004 respectively.

AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

         The following table sets forth information with respect to option exercises during the year ended December 31, 2001 and the number and value of options outstanding at December 31, 2001 held by the Named Executive Officers:

                                                           Number of Shares
                                                           Underlying
                                                           Unexercised              Value of
                          Shares                           Options at               Unexercised
                          Acquired                         December 31,2001         In-the-Money
                          On             Value             Exercisable("E")/        Options at
Name                      Exercise     Realized            Unexcercisable("U")      December 31, 2001(1)
----                      --------     --------            -------------------      --------------------
Dino A. Rossi                 0            0               88,800(E)/27,600(U)      $981,020(E)/85,712(U)
Francis Fitzpatrick           0            0               10,550(E)/15,200(U)      $120,438(E)/$59,752(U)
David F. Ludwig               0            0               16,280(E)/17,520(U)      $206,070(E)/$109,400(U)
Winston A. Samuels            0            0               39,300(E)/15,200(U)      $469,260(E)/$57,840(U)
Patricia Siuta-Cruce          0            0               15,400(E)/18,600(U)      $166,258(E)/$132,532(U)

--------------

(1) Value as of December 31, 2001 is based upon the closing price on that date as reported on the American Stock Exchange minus the exercise price, multiplied by the number of shares underlying the option.



401(k)/Profit Sharing Plan

         Effective January 1, 1998, the Company terminated its defined contribution pension plan and amended its 401(k) savings plan. Assets of the terminated defined contribution pension plan were merged into an enhanced 401(k)/profit sharing plan (the "New Plan"), intended to be a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended, and subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Employees of the Company are eligible to participate in the New Plan once they attain age 18 and complete 60 days of continuous service with the Company. The New Plan provides that participating employees may make elective contributions of up to 15% of pre-tax salary, subject to ERISA limitations, and for the Company to make matching contributions on a monthly basis equal in value to 35% of each participant's elective contributions. Such matching contributions are made in shares of the Company's Common Stock. The profit-sharing portion of the New Plan is discretionary and non-contributory. Profit sharing contributions are restricted to employees who have completed 1,000 hours of service and are employed on the last day of a plan year. The Company contributes a minimum of 3.55% of an eligible participant's taxable compensation (subject to certain exclusions) unless the Company announces a different rate. Amounts in each participant's matching contribution and profit sharing accounts are not vested until such participant has two years of service, at which time 100% of such amounts vest. All amounts contributed to the New Plan are deposited into a trust fund administered by the plan trustee. Participants have the right to direct how their accounts are invested among a selection of mutual funds and/or selected trustee portfolios, and may transfer any portion of the matching contribution to other available investment choices. Up to 10% of participant elective contributions and Company profit sharing contributions may be invested at the participant's election in the Company's Common Stock. On retirement or termination of employment, participants are entitled to a distribution of all vested amounts and accrued income in their accounts.

         The Company provided for profit sharing contributions and matching 401(k) plan contributions of $263,000 and $201,000 in 2001, $208,000 and
$174,000 in 2000, and $186,000 and $156,000 in 1999 respectively.

Employment Agreement

         As of January 1, 2001, the Company entered into an Employment Agreement with Dino A. Rossi (replacing his previous employment agreement), which provides for Mr. Rossi to serve as the Company's President and Chief Executive Officer. The Employment Agreement provides that, following December 31, 2001, the term shall be deemed automatically extended for successive one (1) year periods ending on each anniversary of December 31, 2001, unless either party gives written notice of termination to the other not less than sixty (60) days prior to the end of the then extension period. The Employment Agreement provides for a base salary of $194,700, which is subject to annual increase if approved by the Board of Directors. Mr. Rossi is also eligible to receive a discretionary performance bonus (as determined by the Board of Directors) based on a target figure of up to 100% of the then current annual salary, consistent with operating and/or other financial targets established by the Board of Directors, for each fiscal year during the term of the Employment Agreement. Mr. Rossi is entitled to the use of a car leased by the Company and to be reimbursed for a specified level of premiums for life and disability insurance. The Employment Agreement provides that if the Company terminates his employment other than for cause (as defined) or in the event Mr. Rossi shall terminate his employment under certain limited circumstances effectively amounting to a constructive termination (as defined), he will be entitled to severance payments of 150% of his then current annual salary, and if such termination by the Company occurs within two years after a change of control event (as defined) involving the Company he would be entitled to severance payments equal to 200% of the sum of his then current annual salary plus the annual bonus earned by him for the fiscal year immediately preceding the year in which the change of control event occurred. If Mr. Rossi were to terminate his employment prior to the second anniversary of such a change of control event, he would be entitled to severance payments equal to 100% of his then current annual salary. In the event of any termination by the Company entitling Mr. Rossi to severance payments, his theretofore granted but unvested options to purchase Common Stock of the Company would immediately vest and be exercisable in accordance with their terms. Mr. Rossi's entitlement to severance payments would be subject to reduction to the extent necessary to avoid such payments being considered an "excess parachute payment" for purposes of Section 280G of the Internal Revenue Code. During the period of Mr. Rossi's employment (or, in the case of a voluntary termination by Mr. Rossi or a termination of his employment by the Company for cause, the balance of the term of the Employment Agreement before giving effect to such termination) and for a period of one year thereafter, the Employment Agreement imposes on Mr. Rossi certain non-competition and non-solicitation obligations regarding the Company and its customers and its employees.

Security Ownership of Certain Beneficial Owners and of Management

         The table below sets forth as of April 11, 2002 the number of shares of Common Stock beneficially owned by (i) each director, (ii) each of the Named Executive Officers, (iii) each beneficial owner of, or institutional investment manager exercising investment discretion with respect to, 5% or more of the outstanding shares of Common Stock known to the Company based upon filings with the Securities and Exchange Commission, and (iv) all directors and executive officers of the Company as a group, and the percentage ownership of the outstanding Common Stock as of such date held by each such holder and group:

Name and Address of                     Amount and Nature of         Percent of
Beneficial Owner                       Beneficial Ownership (1)      Class (2)
----------------                       ------------------------     -----------
Phronesis Partners, LP (3)                    339,100                  7.2%
Ashford Capital Management (4)                334,800                  7.1%
Dino A. Rossi(5)*                              98,260                  2.0%
John E. Beebe (6)*                             45,235                    **
Winston A. Samuels (7)*                        39,800                    **
Francis X. McDermott (8)*                      29,527                    **
Kenneth P. Mitchell (9)*                       18,985                    **
Israel Sheinberg (10)*                         17,951                    **
David F. Ludwig (11)*                          17,042                    **
Patricia Siuta-Cruce (12)*                     16,690                    **
Frank Fitzpatrick (13)*                        12,203                    **
Hoyt Ammidon, Jr. (14)*                         1,702                    **
All directors and executive officers
 as a group (10 persons) (15)                 297,395                  6.0%


*    Such person's  address is c/o the Company,  P.O. Box 175, Slate Hill,  N.Y.
     10973.
**   Indicates less than 1%.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days after the date of the information in the table are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, to the Company's knowledge, the persons or entities named in the table above are believed to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) For purposes of calculating the percentage of outstanding shares held by each person named above, any shares which such person has the right to acquire within 60 days after the date of the information in the table are deemed to be outstanding, but not for the purpose of calculating the percentage ownership of any other person.
(3) Based upon information as of December 31, 2001 provided in a Schedule 13G/A for such entity filed with the SEC. Such entity's address as reported in its Schedule 13G/A is 197 East Broad Street, Suite 200, Columbus, OH 43215.
(4) Based upon information as of December 31, 2001 provided in a Schedule 13G/A for such entity filed with the SEC. Such entity's address as reported in its Schedule 13G/A is P.O. Box 4172, Greenville, DE 19807.
(5) Includes options to purchase 88,800 shares and 2,360 shares held in such person's Company 401(k)/profit sharing plan account.
(6) Includes options to purchase 12,120 shares and 3,784 shares owned by such person's spouse as to which such person disclaims beneficial ownership.
(7)  Includes options to purchase 39,300 shares.
(8)  Includes options to purchase 12,271 shares.
(9)  Includes options to purchase 7,285 shares.
(10) Includes options to purchase 4,212 shares. 12,341 shares are held in such person's IRA and Keogh Plans.
(11) Includes options to purchase 16,280 shares and 762 shares held in such person's Company 401(k)/profit sharing plan account.
(12) Includes options to purchase 15,400 shares and 465 shares held in such person's Company 401(k)/profit sharing plan account.
(13) Includes options to purchase 10,550 shares and 1,653 shares held in such person's Company 401(k)/profit sharing plan account.
(14) Includes options to purchase 1,702 shares.
(15) Includes options to purchase 207,920 shares and 5,240 shares in the accounts of five executive officers under the Company's 401(k)/profit sharing plan.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of any subsequent changes in ownership of Common Stock and other equity securities of the Company. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 2001, its officers and directors and holders of more than 10% of the Company's Common Stock complied with Section 16(a) filing date requirements with respect to transactions during such year.

Report of the Compensation Committee of the Board of Directors

         This Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Compensation Committee is currently comprised of three directors, Francis X. McDermott, Kenneth P. Mitchell and Israel Sheinberg. It is the responsibility of the Compensation Committee to recommend an effective total compensation program for the Company's Chief Executive Officer and other senior officers based on the Company's business and consistent with stockholders' interests. The Committee's duties entail reviewing the Company's compensation practices and recommending compensation for such executives.

         Compensation Philosophy

         The Company's overall compensation philosophy is to offer competitive salaries, cash incentives, stock options and benefit plans consistent with the Company's financial position. Rewarding capable employees who contribute to the continued success of the Company plus equity participation are key elements of the Company's compensation policy. The Company's executive compensation policy is to attract and retain key executives necessary for the Company's short and long-term success by establishing a direct link between executive compensation and the performance of the Company, by rewarding individual initiative and the achievement of annual corporate goals through salary and cash bonus awards, and by providing equity awards to allow executives to participate in enhanced stockholder value.

         In awarding salary increases and bonuses, the Compensation Committee relates various elements of corporate performance to the elements of executive compensation. The Compensation Committee considered whether the compensation package as a whole adequately compensated the applicable executive for the Company's performance during the past year and the executive's contribution to such performance.

         Base Salary

         Base salary represents the fixed component of the executive compensation program. The Company's philosophy regarding base salaries is conservative, maintaining salaries at approximately competitive industry levels. Determinations of base salary levels are established on an annual review of marketplace competitiveness and on the Company's existing compensation structure. Periodic increases in base salary relate to individual contributions to the Company's overall performance, length of service and industry competitive pay practice movement. Performance targets were established for fiscal year 2000, which was the base year for determining the salaries awarded during 2001. In determining appropriate levels of base salary, the Compensation Committee relied in part on industry compensation surveys.

         Bonus

         Bonuses represent the variable component of the executive compensation program that is tied to individual achievement and the Company's performance. The Company's policy is to base a meaningful portion of its senior executives' cash compensation on bonus. In determining bonuses, the Company considers factors such as the individual's contribution to the Company's performance and the relative performance of the Company during the year.

         Stock Options

         The Compensation Committee believes that one important goal of the executive compensation program should be to provide executives and key employees -- who have significant responsibility for the management, growth and future success of the Company -- with an opportunity to increase their ownership and potentially gain financially from Company stock price increases. The goal of this approach is that the interests of the stockholders, executives and employees will be closely aligned. Therefore, executive officers and other key employees of the Company are granted stock options from time to time, giving them a right to purchase shares of the Company's Common Stock at a specified price in the future. The grant of options is based primarily on an employee's potential contribution to the Company's growth and financial results. Options generally have been granted at the prevailing market value of the Company's Common Stock and accordingly will only have value if the Company's stock price increases. With limited exceptions, grants of options to employees have provided for vesting over three years and the individual must be employed by the Company for such options to vest.



         2001 Compensation to Chief Executive Officer

         In reviewing and recommending Mr. Rossi's salary and bonus and in awarding him stock options for fiscal year 2001 and for his future services, the Compensation Committee followed its compensation philosophy. Mr. Rossi's annual salary was $194,700 for 2001. For the 2001 fiscal year, Mr. Rossi was paid a cash bonus of $197,914. Mr. Rossi's employment agreement was also amended and restated effective January 1, 2001 following the expiration of his previous employment agreement. In 2001, Mr. Rossi was granted options under the Company's 1999 Stock Plan to purchase 20,000 shares of the Company's Common Stock at an exercise price of $21.15, the fair market value per share on the date of grant. The options will be exercisable in installments of 20%, 40% and 40% over three years on the first three anniversaries of the date of grant. The Compensation Committee recommended Mr. Rossi's employment agreement and the above-described option grant to secure the long-term services of the Company's Chief Executive Officer and to further align the Chief Executive Officer's compensation with stockholder interests.

                                                   Kenneth P. Mitchell, Chairman
                                                   Francis X. McDermott
                                                   Israel Sheinberg

Compensation Committee Interlocks and Insider Participation

         Messrs. McDermott, Mitchell and Sheinberg, each of whom is a director of the Company, served as the members of the Compensation Committee during 2001. None of Mr. McDermott, Mr. Mitchell or Mr. Sheinberg (i) was, during the last completed fiscal year, an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K under the Securities Act of 1933, as amended, which has not been disclosed.


                             STOCK PERFORMANCE GRAPH

         The graph below sets forth the cumulative total stockholder return on the Company's Common Stock (referred to in the table as "BCP") for the five years ended December 31, 2001, the overall stock market return during such period for shares comprising the Russell 2000(R) Index (which the Company believes includes companies with market capitalization similar to that of the Company), and the overall stock market return during such period for shares comprising the Standard & Poor's 500 Food Group Index, in each case assuming a comparable initial investment of $100 on December 31, 1996 and the subsequent reinvestment of dividends. The Russell 2000(R) Index measures the performance of the shares of the 2000 smallest companies included in the Russell 3000(R) Index. In light of the Company's industry segments, the Company does not believe that published industry-specific indices are necessarily representative of stocks comparable to the Company. Nevertheless, the Company considers the Standard & Poor's 500 Food Group Index to be potentially useful as a peer group index with respect to the Company in light of the Company's encapsulated products segment. The performance of the Company's Common Stock shown on the graph below is historical only and not indicative of future performance.

         The graph below shall not be deemed incorporated by reference in any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                [GRAPHIC PERFORMANCE GRAPH PLOTTED POINTS BELOW]



Balchem Corporation
Proxy Graph Data
12/31/01


                      BCP       Russell 2000(R)Index     S&P Food Group Index
                 --------------------------------------------------------------
    12/31/96        $100.00           $100.00                   $100.00
    12/31/97        $206.84           $122.36                   $143.32
    12/31/98         $94.93           $119.25                   $155.10
    12/31/99        $140.43           $144.60                   $122.02
    12/31/00        $232.59           $140.23                   $154.45
    12/31/01        $374.78           $143.71                   $157.41

                         INDEPENDENT PUBLIC ACCOUNTANTS

Audit Committee Report

         The following report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Board of Directors has appointed an Audit Committee consisting of three directors. Each member of the Audit Committee is independent as defined under the American Stock Exchange's listing standards. The Board of Directors has adopted a written charter with respect to the Audit Committee's responsibilities. The Audit Committee oversees the Company's internal and independent auditors and assists the Board of Directors in overseeing matters relating to the Company's financial reporting process.

         In fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with management and with KPMG LLP ("KPMG") the Company's independent auditors. The Audit Committee also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). This included a discussion of the independent auditors' judgment as to the quality, not just the acceptability, of the Company's accounting principles, and such other matters that generally accepted auditing standards require to be discussed with the Audit Committee. The Audit Committee also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed with KPMG matters relating to KPMG's independence. The Audit Committee also considered whether the provision of non-audit services by KPMG to the Company is compatible with KPMG's independence.

         Based upon the reviews  and  discussions  referred to above,  the Audit
Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

         The Audit Committee has also recommended, subject to approval by the Board of Directors, the selection of KPMG as the Company's independent auditors for 2002.

                                          John E. Beebe, Chairman
                                          Hoyt Ammidon, Jr.
                                          Israel Sheinberg


                                          being the members of the Audit
                                          Committee of the Board of Directors

Independent Auditor Fees

         During 2001, in addition to retaining KPMG LLP to audit the consolidated financial statements for 2001, the Company also retained KPMG LLP to provide services in connection with an acquisition, and the preparation of the Company's tax returns and other tax related services. The following table shows the fees paid or accrued by the Company to KPMG LLP for the audit and other professional services provided by KPMG LLP for the 2001 year:


      Audit and quarterly review fees,
      excluding audit related fees listed below (1)            $ 98,000
                                                                =======

      Financial information systems design and
         Implementation                                           - $0-
                                                                =======

      All other fees:
               Audit related fees (2)                          $189,000
               Other non-audit services (3)                      36,000
                                                                -------
      Total all other fees                                     $225,000
                                                                =======


(1) Audit services of KPMG LLP for 2001 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements.

(2) Audit related fees consisted of audits of financial statements of employee benefit plan, audits of a business acquired during the year and review of related filings with the Securities and Exchange Commission and related due diligence procedures.

(3)      Other non-audit services consisted of tax compliance and consultation.


Selection of Auditors for Year 2002.

         The Board of Directors has selected the firm of KPMG LLP to serve as the independent auditors of the Company for the year ending December 31, 2002. Representatives of such firm are expected to be present at the Annual Meeting. They will have an opportunity to make a statement to the stockholders if they desire to do so and are expected to be available to respond to stockholder questions raised orally at the Meeting.

                                  OTHER MATTERS

Vote Required for Approval

         Under the rules of the Securities and Exchange Commission, boxes and a designated blank space are provided on the form of proxy for stockholders to mark if they wish to vote in favor of or withhold authority to vote for one or more of the Company's nominees for director. Maryland law and the Company's By-laws require the presence of a quorum for the Meeting, defined as the presence of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast at the Meeting. Votes withheld from any such director nominee and abstentions will be counted in determining whether a quorum has been reached.

         Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. A director nominee must receive a plurality of the votes cast at the Meeting, which means that a broker non-vote or a vote withheld from a particular nominee or nominees will not affect the outcome of the election of directors.

         All shares represented by duly executed proxies will be voted For the election of the nominee named above as a director unless authority to vote For such nominee has been withheld. If for any reason such nominee should not be available as a candidate for director, the proxies will be voted in accordance with the authority conferred in the proxy for such other candidate as may be nominated by the Company's Board of Directors.

Voting Securities

         Stockholders of record on April 11, 2002 (the "Record Date"), will be eligible to vote at the Meeting. The voting securities of the Company consist of its Common Stock, $.06-2/3 par value, of which 4,723,249 shares were outstanding on the Record Date. Each share of Common Stock outstanding on the Record Date will be entitled to one vote.

Stockholder Proposals for 2003 Annual Meeting

         From time to time, the stockholders of the Company may wish to submit proposals which they believe should be voted upon by the stockholders. The Securities and Exchange Commission has adopted regulations which govern the inclusion of such proposals in the Company's annual meeting proxy materials. All such proposals must be submitted to the Secretary of the Company no later than December 31, 2002 in order to be considered for inclusion in the Company's year 2003 proxy materials.

Matters Not Determined at the Time of Solicitation

         The Board of Directors is not aware of any matters to come before the Meeting other than as described above. If any matter other than as described above should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.


Slate Hill, New York
April 26, 2002


         The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2001 is being mailed to stockholders. The Annual Report does not form part of these proxy materials for the solicitation of proxies.

                                 REVOCABLE PROXY
                               BALCHEM CORPORATION

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE


                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JUNE 21, 2002

The undersigned hereby appoints Dino A. Rossi, Francis J. Fitzpatrick and Patricia Siuta-Cruce, and each of them, individually, as attorneys and proxies of the undersigned, with full power of substitution, at the Annual Meeting of Stockholders of Balchem Corporation scheduled to be held on June 21, 2002, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.


Election of two (2) Class 3 Directors



Nominees for Election as Class 3 Directors

Hoyt Ammidon, Jr.,  Francis X. McDermott


                                     With-                For all
              For                    hold                 Except

             [   ]                   [   ]                  [   ]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

PLEASE CHECK BOX IF YOU PLAN TO ATTEND               [   ]
THE MEETING.

         The proxies are directed to vote as specified and in their discretion on all other matters coming before the Annual Meeting. If no direction is made, the proxies will vote FOR the nominees for election as Directors listed above.

         The Board of Directors recommends a vote FOR the listed nominees for election as Directors.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.


                         Please be sure to sign and date
                          this Proxy in the box below.


                        ---------------------------------
                                      Date


                        ---------------------------------
                             Stockholder sign above


                        ---------------------------------
                          Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                              BALCHEM CORPORATION


         Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized persons.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY



IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDE


--------------------------------------------

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--------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                               BALCHEM CORPORATION

                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JUNE 21, 2002

The undersigned hereby appoints Dino A. Rossi, Francis J. Fitzpatrick and Patricia Siuta-Cruce, and each of them, individually, as attorneys and proxies of the undersigned, with full power of substitution, at the Annual Meeting of Stockholders of Balchem Corporation scheduled to be held on June 21, 2002, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.


                          4 0 1 (k)

Election of two (2) Class 3 Directors


Nominees for Election as Class 3 Directors:
Hoyt Ammidon, Jr., Francis X. McDermott

                                     With-                For all
              For                    hold                 Except

             [   ]                   [   ]                  [   ]


 INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

PLEASE CHECK BOX IF YOU PLAN TO ATTEND               [   ]
THE MEETING.

         The proxies are directed to vote as specified and in their discretion on all other matters coming before the Annual Meeting. If no direction is made, the proxies will vote FOR the nominees for election as Directors listed above.

         The Board of Directors recommends a vote FOR each of the listed nominees for election as Directors.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

                         Please be sure to sign and date
                          this Proxy in the box below.


                        ---------------------------------
                                      Date


                        ---------------------------------
                             Stockholder sign above


                        ---------------------------------
                          Co-holder (if any) sign above



    Detach above card, sign, date and mail in postage paid envelope provided.

                               BALCHEM CORPORATION

         Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized persons.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

--------------------------------------------

--------------------------------------------

--------------------------------------------